ASSET ACQUISITION	12 Months Ended
Mar. 31, 2021
ASSET ACQUISITION
NOTE 3 - ASSET ACQUISITION

NOTE 3 - ASSET ACQUISITION

On December 15, 2020, the Company entered into an Asset Purchase Agreement (“APA”) between VeroBlue Farms USA, Inc., a Nevada corporation (“VBF”), VBF Transport, Inc., a Delaware corporation (“Transport”), and Iowa’s First, Inc., an Iowa corporation (“Iowa’s First”) (each a “Seller” and collectively, “Sellers”). Transport and Iowa’s First were wholly owned subsidiaries of VBF. The agreement called for the Company to purchase all of the tangible assets of VBF, the motor vehicles of Transport and the real property (together with all plants, buildings, structures, fixtures, fittings, systems and other improvements located on such real property) of Iowa’s First. The consideration was $10,000,000, consisting of $5,000,000 in cash, paid at closing on December 17, 2020, (ii) $3,000,000 payable in 36 months with interest thereon at the rate of 5% per annuum, interest only payable quarterly on the first day of the quarter, with the remaining balance to be paid to VBF as a balloon payment on the maturity date, (“Promissory Note A”), and (iii) $2,000,000 payable in 48 months with interest thereon at the rate of 5% per annuum, interest only payable quarterly on the first day of the quarter, with the remaining balance to be paid to VBF as a balloon payment on the maturity date (“Promissory Note B”). The Company also agreed to issue 500,000 shares of common stock as a finder’s fee, which would be considered as transaction fees in relation to the asset acquisition, with a fair value of $136,000 based on the market value of the common stock as of the closing date of the acquisition (Note 8).

The facility was originally designed as a farming facility, with the company never beginning production. The Company’s plan is to begin a modification process to convert the plant to produce shrimp, which will allow them to scale faster without having to build new facilities. The three Iowa facilities contain the tanks and infrastructure that will be used to support the production of shrimp with the incorporation of the Company's patented EC platform technology.

The Company determined the asset acquisition did not qualify as a business combination as not only did the Company only acquire certain listed tangible assets, but VBF did not fall under the definition of a business in accordance with ASU 2017-01. VBF was an early-stage company that had not yet generated revenue, and it did not yet include an input and a substantive process that will afford the Company the ability to create an output. Additionally, the acquisition does not include an organized workforce. Instead, the assets acquired are to be used by the Company as a location in which to apply their own patented process and create their output, the production of shrimp.

The $10,136,000 consideration was allocated to the assets acquired based on their relative fair value:

Asset	Consideration ($)	Relative Fair Value
Equipment	7,015,000	69.2%
Vehicles	202,000	2%
Buildings	2,797,000	26.6%
Land	122,000	1.2%
Total	10,136,000	100%